Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement is entered into as of [•], 2026 by and among Arxis, Inc., a Delaware corporation (the “Company”), and each of the Investors (as defined below) from time to time party hereto.

WHEREAS, in connection with the Company’s initial public offering of its Class A Common Stock (as defined below), the Company desires to grant certain registration rights to the Investors.

NOW, THEREFORE, the parties agree as follows:

ARTICLE 1

INTRODUCTORY MATTERS

Section 1.01. Defined Terms. In addition to the terms defined elsewhere herein, the following terms have the following meanings when used herein:

“Affiliate,” with respect to a specified Person, means any Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such specified Person.

“Agreement” means this Registration Rights Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof.

“Board of Directors” means the Company’s board of directors.

“Business Day” means a day other than a Saturday, Sunday, federal or New York State holiday or other day on which commercial banks in New York City are authorized or required by law to close.

“Class A Common Stock” means the Company’s Class A common stock, par value $0.01 per share.

“Closing Date” means the initial closing date of the Company’s initial public offering of its Class A Common Stock.

“Company” has the meaning set forth in the Preamble.

“control” (including the terms “controlling,” “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly through one or more intermediaries, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Investors” means the Sponsor Investors and each Person that executes a Joinder Agreement, in each case, that is a holder of Registrable Securities.

“Joinder Agreement” has the meaning set forth in Section 5.03.

“NewCo” has the meaning set forth in Section 3.03.

“Person” means a natural person, corporation, limited liability company, partnership, joint venture, trust, unincorporated association or other legal entity.

“Registrable Securities” means (a) all shares of Class A Common Stock held by the Investors from time to time, (b) all shares of Class A Common Stock issuable to the Investors from time to time upon the conversion, exercise or exchange or of other securities and (c) all shares of Class A Common Stock issued or issuable as a dividend or distribution with respect to, or in exchange for or in replacement of any of the securities described in clauses (a) or (b) or other securities held by the Investors from time to time; provided that shares of Class A Common Stock will cease to be Registrable Securities when (x) such shares of Class A Common Stock have been disposed of pursuant to an effective registration statement or Rule 144 under the Securities Act, (y) such shares of Class A Common Stock can be immediately sold pursuant to Rule 144 under the Securities Act without any volume or manner-of-sale restrictions thereunder or (z) such shares of Class A Common Stock (or securities convertible into or exercisable or exchangeable for Class A Common Stock) cease to be outstanding.

“Registration Expenses” means any and all expenses incurred in connection with the performance of or compliance with this Agreement, including: (a) all SEC and FINRA registration and filing fees, including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 5121 of FINRA, and of its counsel; (b) all fees and expenses of complying with the state securities or “blue sky” laws, including the fees and expenses of counsel for the underwriters in connection with the qualification of Registrable Securities under such laws; (c) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses; (d) all fees and expenses incurred in connection with the listing of the Registrable Securities on the stock exchange on which the Class A Common Stock is then listed; (e) the fees and expenses of the Company’s counsel and independent public accountants, including the expenses of any special audits and/or “cold comfort” letters required by or incident to such performance and compliance; (f) the fees and expenses of underwriters customarily paid by the issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any; (g) the fees and expenses of the Investors’ counsel in connection with any registration or shelf takedown; provided that fees and expenses pursuant to this clause shall be limited to one outside counsel (in addition to any local counsel) for the Investors per registration or shelf takedown; (h) the costs and expenses of the Company relating to investor presentations or any road show (as defined below) undertaken in connection with the marketing of the Registrable Securities (including the reasonable out-of-pocket expenses of the Investors and the underwriters); and (i) any other fees and expenses customarily paid by the issuers of securities.

“Requesting Holder” means one or more Investors that demand a non-shelf registered offering, a shelf registration or a shelf takedown, in each case, with respect to its Registrable Securities pursuant to this Agreement.

“SEC” means the U.S. Securities and Exchange Commission or any successor agency.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Sponsor Investors” means the entities listed on the signature pages hereto under the heading “Sponsor Investors.”

“Transfer” (the terms “Transferor,” “Transferee” and “Transferred”) means, with respect to any security, directly or indirectly, to sell, contract to sell, give, assign, hypothecate, pledge, encumber, grant a security interest in, offer, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any economic, voting or other rights in or to such security. When used as a noun, “Transfer” shall have such correlative meaning as the context may require.

“WKSI” means a well-known seasoned issuer, as defined in the Rule 405 under the Securities Act.

Section 1.02. Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Unless the context otherwise requires: (a) “or” is disjunctive but not exclusive, (b) words in the singular include the plural, and in the plural include the singular, (c) any pronoun used in this Agreement will include the corresponding masculine, feminine or neuter forms, (d) the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement and (e) Section or Article references are to this Agreement unless otherwise specified.

ARTICLE 2

REGISTRATION RIGHTS

Section 2.01. Demand Rights.

(a) Subject to Section 2.04, upon the demand of a Requesting Holder made at any time and from time to time, the Company will facilitate in the manner described in this Article 2 a non-shelf registered offering of the Registrable Securities requested by such Requesting Holder to be included in such offering; provided that the Company shall not be required to effect more than two such non-shelf registered offerings within any 12-month period. Subject to Section 2.04, such non-shelf registered offering may, at the Company’s option, include shares of Class A Common Stock to be offered and sold by the Company for its own account and will also include Registrable Securities to be offered and sold by Investors that exercise their related piggyback rights in accordance with this Agreement.

(b) Subject to Section 2.04, upon the demand of a Requesting Holder made at any time and from time to time when the Company is eligible to register the offer and sale of Registrable Securities in a secondary offering on a delayed or continuous basis in accordance with Rule 415 under the Securities Act, the Company will facilitate in the manner described in this Article 2 a shelf registration of the Registrable Securities requested by such Requesting Holder. The registration statement relating to such shelf registration may, at the Company’s option, include securities to be offered and sold by the Company for its own account and will also include Registrable Securities to be offered and sold by Investors that exercise their related piggyback rights in accordance with this Agreement. If, at the time of the filing of such registration statement, the Company is a WKSI, such registration statement will, at the request of such Requesting Holder, cover an unspecified number of Registrable Securities to be offered and sold by the Investors and, if the Company so elects, the Company.

(c) Subject to Section 2.04, upon the demand of a Requesting Holder made at any time and from time to time, the Company will facilitate in the manner described in this Article 2 a “takedown” of the Registrable Securities requested by such Requesting Holder off of an effective shelf registration statement; provided that the Company shall not be required to effect more than six underwritten takedowns within any 12-month period. Subject to Section 2.04, such takedown may, at the Company’s option, include shares of Class A Common Stock to be offered and sold by the Company for its own account and will also include Registrable Securities to be offered and sold by Investors that exercise their related piggyback rights in accordance with this Agreement.

Section 2.02. Piggyback Rights.

(a) In connection with any non-shelf registered offering of Registrable Securities (whether pursuant to the exercise of demand rights or at the initiative of the Company), each Investor may, in accordance with this Agreement, exercise piggyback rights to have included in such offering Registrable Securities held by them.

(b) In connection with any shelf registration of Registrable Securities (whether pursuant to the exercise of demand rights or at the initiative of the Company), each Investor may, in accordance with this Agreement, exercise piggyback rights to have included in such shelf registration Registrable Securities held by them.

(c) In connection with any shelf takedown of Registrable Securities (whether pursuant to the exercise of demand rights or at the initiative of the Company) in connection with which a “lock-up” arrangement will be imposed on the Company or the Investors not participating in such takedown, each Investor may, in accordance with this Agreement, exercise piggyback rights to have included in such takedown Registrable Securities held by them that are registered on an effective shelf registration statement.

Section 2.03. Effective Registration. The Company shall, with respect to each registration statement relating to the Registrable Securities, use its reasonable best efforts to cause such registration statement to remain effective for not less than 180 consecutive days or such shorter period as shall terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn or, if such registration statement is a shelf registration on Form S-1, until such shelf registration statement is amended or replaced by a shelf registration statement on Form S-3 or such shorter period as shall terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn or, if such registration statement relates to an underwritten offering, such longer period as, in the opinion of counsel for the underwriters of such offering, a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer in such offering.

Section 2.04. Limitations on Demand and Piggyback Rights.

(a) Any demand for the filing of a registration statement, a non-shelf registered offering or a shelf takedown will be subject to the constraints of any applicable “lock-up” arrangements, and such demand must be deferred until such “lock-up” arrangements no longer apply. If a demand has been made for a non-shelf registered offering or for a shelf takedown, no further demands may be made so long as the related offering is still being pursued. Notwithstanding anything in this Agreement to the contrary, the Investors will not have piggyback or other registration rights with respect to registered primary offerings by the Company (i) covered by a Form S-8 registration statement or a successor form applicable to employee benefit-related offers and sales, (ii) where the securities are not being sold for cash or (iii) where the offering is a bona fide offering of securities other than Class A Common Stock, even if such securities are convertible into or exchangeable or exercisable for Class A Common Stock.

(b) The Company may postpone the filing of a demanded registration statement, suspend the effectiveness of any registration statement or defer facilitating a non-shelf registered offering or a shelf takedown, in each case, for a reasonable “blackout period” not in excess of the applicable limits specified below if the Board of Directors determines that such registration, offering or takedown could materially interfere with a bona fide business or financing transaction of the Company or is reasonably likely to require premature disclosure of information, the premature disclosure of which could materially and adversely affect the Company. The blackout period will end upon the earlier to occur of (i) in the case of a bona fide business or financing transaction, a date not later than 90 days from the date such deferral commenced and (ii) in the case of disclosure of non-public information, the earlier to occur of (x) the filing by the Company of its next succeeding Form 10-K or Form 10-Q or (y) the date upon which such information otherwise is or becomes public knowledge.

Section 2.05. Notifications Regarding Non-Shelf Registered Offerings, Shelf Registrations and Shelf Takedowns. In order for a Requesting Holder to exercise its right to demand that a non-shelf registered offering, shelf registration or shelf takedown occur, such Requesting Holder must so notify the Company in writing indicating the number of Registrable Securities sought to be included in such offering, registration or takedown and the proposed plan of distribution. The Company will keep the Investors contemporaneously apprised of all pertinent aspects of its pursuit of any non-shelf registered offering, shelf registration or shelf takedown of Registrable Securities (whether pursuant to the exercise of demand rights or at the initiative of the Company) with respect to which a piggyback opportunity is available in order that the Investors may have a reasonable opportunity to exercise their related piggyback rights. Without limiting the Company’s obligation as described in the preceding sentence, having a reasonable opportunity requires that the Investors be notified by the Company (i) in the case of a non-shelf registered offering, no later than 5:00 p.m., New York City time, on the fifth trading day prior to the date on which the registration statement relating to such offering is intended to be filed, (ii) in the case of a shelf registration, no later than 5:00 p.m., New York City time, on the third trading day prior to the date on which the registration statement relating to such offering is intended to be filed and (iii) in the case of a shelf takedown, no later than 5:00 p.m., New York City time, on the earlier of (A) if applicable, the second trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with the pre-pricing marketing efforts for such takedown is filed or used and (B) the second trading day prior to the date on which the pricing of such takedown occurs. Each Requesting Holder and the Company agrees to use its good faith efforts to provide advance notice as soon as reasonably practicable to the Investors of such first Requesting Holder’s or the Company’s intention to conduct a non-shelf registered offering, shelf registration or shelf takedown of Registrable Securities; provided, however, that none of the Requesting Holders or the Company shall be obligated hereby to provide any such advance notice, and, if provided, such advance notice shall not be binding in any respect. Subject to any required public disclosure and subject to applicable legal requirements, the parties hereto will maintain the confidentiality of these notifications and related discussions.

Section 2.06. Notifications Regarding Exercise of Piggyback Rights. Any Investor wishing to exercise its piggyback rights with respect to a non-shelf registered offering, shelf registration or shelf takedown must notify the Company and the other Investors of the number of Registrable Securities it seeks to have included in such offering, registration or takedown, as the case may be. Such notice must be given as soon as practicable, but (i) in the case of a non-shelf registered offering, no later than 5:00 p.m., New York City time, on the third trading day prior to the date on which the registration statement relating to such offering is intended to be filed, (ii) in the case of a shelf registration, no later than 5:00 p.m., New York City time, on the second trading day prior to the date on which the registration statement relating to such offering is intended to be filed and (iii) in the case of an shelf takedown, no later than 5:00 p.m., New York City time, on the earlier of (A) if applicable, the trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with the pre-pricing marketing efforts for such takedown is filed or used and (B) the trading day prior to the date on which the pricing of such takedown occurs. Subject to any required public disclosure and subject to applicable legal requirements, the parties hereto will maintain the confidentiality of these notifications and related discussions.

Section 2.07. Plan of Distribution, Underwriters and Counsel. If a majority of the shares of Class A Common Stock proposed to be sold in a non-shelf registered offering or shelf takedown that includes Registrable Securities is being sold by the Company for its own account (for clarity, excluding shares to be sold by the Company for its own account to the extent the proceeds from such sale will be used to purchase Registrable Securities from the Investors), the Company will be entitled to determine the plan of distribution and select the managing underwriters and any provider of capital markets advisory services for such offering, and the Investors with a majority of the Registrable Securities proposed to be sold in such offering will be entitled to select counsel for the selling Investors (which may be the same as counsel for the Company). Otherwise, the applicable Requesting Holder (or if there is no Requesting Holder, the Investors with a majority of the Registrable Securities proposed to be sold in such offering) will be entitled to determine the plan of distribution and select the managing underwriters and any provider of capital markets advisory services (which may include affiliates of a Requesting Holder) and will also be entitled to select counsel for the selling Investors (which may be the same as counsel for the Company). In the case of a shelf registration of Registrable Securities, the plan of distribution will provide as much flexibility as is reasonably possible, including with respect to resales by transferee Investors.

Section 2.08. Cutbacks. If the managing underwriters advise the Company and the selling Investors that, in their opinion, the number of shares of Class A Common Stock requested to be included in a non-shelf registered offering or shelf takedown exceeds the amount that can be sold in such offering without adversely affecting the distribution of the shares being offered, such offering will include only the number of shares that the managing underwriters advise can be sold in such offering. Except in the case of a non-shelf registered offering or shelf takedown demanded by a Requesting Holder, if the Company is selling shares for its own account in such offering (for clarity, excluding shares to be sold by the Company for its own account to the extent the proceeds from such sale will be used to purchase Registrable Securities from the Investors), the Company will have first priority and to the extent of any remaining capacity, the selling Investors will be subject to cutback pro rata based on the number of Registrable Securities initially requested by them to be included in such offering. In the case of a non-shelf registered offering or shelf takedown demanded by a Requesting Holder, the Requesting Holder will have first priority and, to the extent there is any remaining capacity, the other selling Investors shall have priority over any other Person participating in the offering (including the Company) and shall be subject to cutback pro rata based on the number of Registrable Securities initially requested by each other selling Investor to be included in such offering. To the extent that there is any remaining capacity after such Requesting Holder and the other selling Investors have been included, any other Person participating in the offering (including the Company) will be included and will be subject to cutback pro rata based on the number of shares initially requested by them to be included in such offering. Selling equityholders other than the Investors will be included in a non-shelf registered offering or shelf takedown only with the consent of the applicable Requesting Holder (in the event of a non-shelf registered offering or shelf takedown demanded by a Requesting Holder) or the Company (in the event of any other offering).

Section 2.09. Withdrawals. Even if Registrable Securities held by an Investor have been part of a non-shelf registered offering or a shelf takedown, such Investor may, no later than the time at which the public offering price and underwriters’ discount are determined with the managing underwriters, decline to sell all or any portion of its Registrable Securities in such offering.

Section 2.10. Lockups. In connection with any underwritten offering of Registrable Securities, to the extent required by the managing underwriters for such underwritten offering, (a) the Company shall agree to be bound by customary “lock-up” restrictions contained in the underwriting agreement for such offering and shall cause its directors and officers to enter into lock-up agreements that contain restrictions that are no less restrictive than those contained in the lock-up agreements executed by the Investors and (b) each Investor shall agree to be bound by customary “lock-up” restrictions contained in lock-up agreements that are agreed by (i) in the case of a non-shelf registered offering or shelf takedown demanded by a Requesting Holder, the Requesting Holder and (ii) otherwise, the holders of a majority of the shares proposed to be sold in such offering; provided that (x) the lock-up restrictions shall not be longer than 90 days following the execution of the underwriting agreement for such offering and (y) the Investors’ lock-up restrictions shall not be more restrictive than those of the Company’s directors and officers. Pending execution and delivery of the relevant lockup agreement, upon being notified of a proposed or requested underwritten offering with respect to which the piggyback rights described in this Agreement will apply, the Investors shall immediately be bound by the lock-up provisions set forth in the form of lock-up agreement attached as an exhibit to the underwriting agreement for the Company’s initial public offering of its Class A Common Stock as though they were then applicable for so long as the proposed or requested offering is being pursued.

Section 2.11. Expenses. All Registration Expenses incurred in connection with any non-shelf registered offering, shelf registration and shelf takedown of the Registrable Securities will be borne by the Company; provided, however, underwriters’, brokers’ and dealers’ discounts and commissions applicable to Registrable Securities sold for the account of an Investor will be borne by such Investor.

Section 2.12. Facilitating Registrations and Offerings.

(a) If the Company becomes obligated under this Agreement to facilitate a registration or offering of Registrable Securities on behalf of the Investors, the Company will do so with the same degree of care and dispatch as would reasonably be expected in the case of a registration and offering by the Company of securities for its own account. Without limiting this general obligation, the Company will fulfill its specific obligations as described in this Section 2.12.

(b) In connection with each registration statement that is demanded by a Requesting Holder in accordance with this Article 2 or as to which piggyback rights otherwise apply, the Company will:

(i) (A) prepare and file with the SEC a registration statement (or registration statements) covering the applicable Registrable Securities, (B) file amendments thereto with the SEC as may be required, (C) seek the effectiveness thereof and (D) file with the SEC prospectuses and prospectus supplements as may be required, all in consultation with the selling Investors and as reasonably necessary in order to permit the offer and sale of the such Registrable Securities in accordance with the applicable plan of distribution;

(ii) within a reasonable time prior to the filing of any registration statement or any amendment thereto, any prospectus or amendment or supplement thereto or any free writing prospectus, provide copies of such documents to the selling Investors and to the underwriters, if any, and to their respective counsel; fairly consider such reasonable changes in any such documents prior to or after the filing thereof as counsel to the selling Investors or such underwriters may request; and make representatives of the Company as shall be reasonably requested by the selling Investors or such underwriters available for discussion of such documents;

(iii) if requested by the selling Investors, within a reasonable time prior to the filing of any document which is to be incorporated by reference into a registration statement or a prospectus, provide copies of such document to the selling Investors and to the underwriters, if any, and to their respective counsel; fairly consider such reasonable changes in such documents prior to or after the filing thereof as counsel to the selling Investors or such underwriters may request; and make representatives of the Company as shall be reasonably requested by the selling Investors or such underwriters available for discussion of such documents;

(iv) use all reasonable efforts to cause each registration statement and any amendment thereto and the related prospectus and any amendment or supplement thereto, as of the effective date of such registration statement, amendment or supplement and during the distribution of the registered Registrable Securities (A) to comply in all material respects with the requirements of the Securities Act and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(v) notify the selling Investors and the underwriters, if any, and their respective counsel promptly (A) when any registration statement or any amendment thereto, any prospectus or any amendment or supplement thereto or any free writing prospectus has been filed and, if applicable, has been declared effective by the SEC, (B) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information, (C) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a registration statement or the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceedings for that purpose, (D) if, between the effective date of a registration statement and the expiration or earlier closing of any sale of securities covered thereby pursuant to any over-allotment option under any underwriting, placement or purchase agreement to which the Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all material respects, and (E) of the happening of any event during the period a registration statement is effective as a result of which such registration statement or the related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(vi) furnish to the selling Investors and the underwriters, if any, and to their respective counsel copies of any correspondence with the SEC or any state securities authority relating to a registration statement or the related prospectus;

(vii) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the SEC, including making available to its securityholders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar provision then in force);

(viii) use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible time; and

(ix) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by a registration statement from and after a date not later than the effective date of such registration statement.

(c) In connection with any non-shelf registered offering or shelf takedown that is demanded by a Requesting Holder or as to which piggyback rights otherwise apply, the Company will:

(i) cooperate with the selling Investors and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the selling Investors or the managing underwriters, if any, may reasonably request at least five days prior to any sale of such Registrable Securities;

(ii) furnish the selling Investors and the underwriters, if any, without charge, as many copies of the applicable prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such selling Investors or underwriters may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities; the Company hereby consents to the use of the prospectus, including each preliminary prospectus, by each such selling Investor and underwriter in connection with the offering and sale of the Registrable Securities covered by the prospectus or the preliminary prospectus;

(iii) (A) use all reasonable efforts to register or qualify the Registrable Securities being offered and sold, no later than the time the applicable registration statement becomes effective, under all applicable state securities or “blue sky” laws of such jurisdictions as the selling Investors and the underwriters, if any, shall reasonably request; (B) use all reasonable efforts to keep each such registration or qualification effective during the period such registration statement is required to be kept effective; (C) do any and all other acts and things which may be reasonably necessary or advisable to enable the selling Investors and the underwriters, if any, to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such selling Investor; provided, however, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of Registrable Securities in connection therewith) in any such jurisdiction; and (D) use all reasonable efforts to cause the Registrable Securities being offered and sold, no later than the date on which the pricing of the relevant offering is expected to occur, to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of the business of any selling Investor, in which case the Company will cooperate in all reasonable respects with the filing of the applicable registration statement and the granting of such approvals, as may be necessary to enable any selling Investor or the underwriters, if any, to consummate the disposition of such Registrable Securities;

(iv) cause all Registrable Securities being sold to be qualified for inclusion in or listed on any securities exchange on which the shares of Class A Common Stock are then so qualified or listed;

(v) cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter in an underwritten offering;

(vi) use all reasonable efforts to facilitate the distribution and sale of any Registrable Securities to be offered pursuant to this Agreement, including without limitation by making road show presentations, holding meetings with and making calls to potential investors and taking such other actions as shall be requested by the selling Investors or the managing underwriters, if any;

(vii) in the case of an offering that includes a provider of capital markets advisory services, enter into and perform its obligations under customary agreements (including an advisory services agreement and an indemnification agreement in customary form);

(viii) enter into customary agreements (including, in the case of an underwritten offering, one or more underwriting agreements in customary form that include customary provisions with respect to indemnification and contribution) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in connection therewith:

(A) make such representations and warranties to the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

(B) obtain opinions and negative assurance letters and updates thereof from the Company’s counsel addressed to the underwriters, if any, which opinions and letters shall be customary in form and shall cover matters of the type customarily covered in opinions and negative assurance letters to underwriters in connection with underwritten offerings;

(C) obtain “cold comfort” letters and updates thereof from the Company’s independent certified public accountants addressed to the underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in “cold comfort” letters to underwriters in connection with underwritten offerings;

(D) deliver such documents and certificates as the managing underwriters, if any, shall reasonably request to evidence the continued validity of the representations and warranties made in accordance with Section 2.12(c)(viii)(A) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; and

(E) use all reasonable efforts to facilitate the settlement of the Registrable Securities to be sold pursuant to this Article 2, including through the facilities of DTC.

The above shall be done at such times as customarily occur in similar registered offerings or shelf takedowns.

(d) In connection with each registration and offering of Registrable Securities to be sold by selling Investors, the Company will, in accordance with customary practice, make available for inspection by representatives of the selling Investors and the underwriters, if any, and their respective counsel all relevant financial and other records, pertinent corporate (or similar) documents and properties of the Company and cause appropriate officers, managers, employees, outside counsel and accountants of the Company to supply all information reasonably requested by the underwriters, if any, and their counsel in connection with their due diligence exercise, including through in-person meetings, but subject to customary privilege constraints.

(e) Each Investor that holds Registrable Securities covered by any registration statement will furnish to the Company such information regarding itself as is required to be included in the registration statement or prospectus, the ownership of the Company’s securities by such Investor and the proposed distribution by such Investor of such Registrable Securities as the Company may from time to time reasonably request.

Section 2.13. Underwritten Registrations. No holder of Registrable Securities may participate in any registration or offering hereunder unless such holder (a) agrees to sell such holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

ARTICLE 3

ADDITIONAL COVENANTS

Section 3.01. Rule 144. With a view to making available to the Investors the benefits of Rule 144 under the Securities Act, the Company shall (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act until the earlier of (i) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or (ii) such date as there are no longer Registrable Securities and (b) file with the SEC in a timely manner the reports and other documents required to be filed by it under the Exchange Act. Upon the request of any Investor, the Company shall deliver to such Investor a written statement as to whether it has complied with the reporting requirements of the Exchange Act.

Section 3.02. No Inconsistent Agreements. The Company has not and will not, enter into any agreement with respect to the Company’s securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Article 2 or otherwise conflicts with the provisions hereof. The Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are equivalent to or more favorable than the registration rights granted to the Investors hereunder, or which would reduce the amount of Registrable Securities the Investors can include in any registration statement filed or offering effected pursuant to Article 2 hereof, unless the Company shall have received the prior written consent of the Investors holding a majority of the Registrable Securities.

Section 3.03. Spin-Offs or Split-Offs. In the event that the Company effects the separation of any portion of its business into one or more entities (each, a “NewCo”), whether existing or newly formed, including without limitation by way of spin-off, split-off, carve-out, demerger, recapitalization, reorganization or similar transaction, and any Investor will receive equity interests in any such NewCo as part of such separation, the Company shall cause any such NewCo to enter into a registration rights agreement with the Investors that provides the Investors with rights vis-à -vis such NewCo that are substantially identical to those set forth in this Agreement.

ARTICLE 4

INDEMNIFICATION

Section 4.01. Indemnification by the Company. In the event of any registration under the Securities Act by any registration statement pursuant to rights granted in this Agreement of Registrable Securities, the Company will indemnify and hold harmless each Investor, its directors, officers and affiliates and each Person, if any, who controls such Investor within the meaning of the Securities Act against any losses, claims, damages, expenses, judgments and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, prospectus (or any amendment or supplement thereto), any issuer free writing prospectus or any road show as defined in Rule 433(h) under the Securities Act (a “road show”), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, expense, judgment or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished to the Company through a written instrument duly executed by an Investor specifically for use in the registration statement, preliminary prospectus, prospectus (or amendment or supplement thereto), issuer free writing prospectus or road show.

Section 4.02. Indemnification by the Investors. In the event of any registration under the Securities Act by any registration statement pursuant to rights granted in this Agreement of Registrable Securities, each Investor will, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.01) the Company, its directors, its officers who signed the registration statement and each person, if any, who controls the Company within the meaning of the Securities Act, but only with respect to any losses, claims, damages, expenses, judgments and liabilities that arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished to the Company through a written instrument duly executed by such Investor specifically for use in the registration statement, preliminary prospectus, prospectus (or amendment or supplement thereto), issuer free writing prospectus or road show; provided, however, the liability of each Investor pursuant to this Section 4.02 shall not exceed the proceeds received by such Investor upon the sale of the Registrable Securities included in such registration statement, preliminary prospectus, prospectus (or amendment or supplement thereto), issuer free writing prospectus or road show giving rise to such indemnification obligation.

Section 4.03. Notice and Procedures. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding subsections of this Article 4, the indemnified party will, if a resulting claim is to be made or may be made against any indemnifying party, give written notice to the indemnifying party of the commencement of the action. The failure of any indemnified party to give notice shall not relieve the indemnifying party of its obligations in this Article 4, except to the extent that the indemnifying party is actually prejudiced by the failure to give notice. If any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense of the action with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume defense of the action, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the action’s defense. An indemnified party shall have the right to employ separate counsel in any action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at such indemnified party’s expense, unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, which authorization shall not be unreasonably withheld, (ii) the indemnifying party has not assumed the defense and employed counsel reasonably satisfactory to the indemnified party within 30 days after notice of any such action or proceeding, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include the indemnified party and the indemnifying party and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party), it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to all local counsel which is necessary, in the good faith opinion of both counsel for the indemnifying party and counsel for the indemnified party in order to adequately represent the indemnified parties) for the indemnified party and that all such fees and expenses shall be reimbursed as they are incurred upon written request and presentation of invoices. Whether or not a defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which (A) does not include as an unconditional term the giving by the claimant or plaintiff, to the indemnified party, of a release from all liability in respect of such claim or litigation or (B) involves the imposition of equitable remedies or the imposition of any non-financial obligations on the indemnified party.

Section 4.04. Contribution. If the indemnification required by this Article 4 from the indemnifying party is unavailable to or insufficient to hold harmless an indemnified party in respect of any indemnifiable losses, claims, damages, liabilities or expenses, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect (i) the relative benefit of the indemnifying and indemnified parties and (ii) if the allocation in clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefit referred to in clause (i) and also the relative fault of the indemnified and indemnifying parties, in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by a party shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by it bear to the total amounts (including, in the case of any underwriter, any underwriting commissions and discounts) received by each other party. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or parties, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damage, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.04 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 4.04. Notwithstanding the provisions of this Section 4.04, the liability of each Investor pursuant to this Section 4.04 shall not exceed the proceeds received by such Investor upon the sale of the Registrable Securities included in such registration statement, preliminary prospectus, prospectus (or amendment or supplement thereto), issuer free writing prospectus or road show giving rise to such indemnification obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such a fraudulent misrepresentation.

Section 4.06. Non-Exclusivity. The obligations of the parties under this Article 4 will be in addition to any liability which any party may otherwise have to any other party.

ARTICLE 5

GENERAL PROVISIONS

Section 5.01. Notices. Any notice, request, instruction or other document provided for in this Agreement shall be in writing, and shall be deemed to have been validly served, given, delivered and received (a) for personal delivery, upon personal delivery to the party to be notified, (b) for email, upon the earlier of (i) confirmation of receipt (other than automatically generated confirmations of receipt), (ii) if sent during normal business hours of the recipient, upon delivery and (iii) if sent after normal business hours of the recipient, then on the next Business Day, or (c) for mail sent by reputable overnight courier service (charges prepaid), two Business Days after deposit with such reputable overnight courier service. Any notice, request, instruction or other document shall be sent to the following addresses or emails or to such other addresses or emails as each party may designate for itself by like notice: (a) if to the Company: Arxis, Inc., 1332 Blue Hills Avenue, Bloomfield, CT 06002, Attention: General Counsel; email: J.Allen@arxis.com; and (b) if to an Investor: [•].

Section 5.02. Transfer Rights. (a) Any Investor may transfer, in its sole discretion, all or any portion of its rights under this Agreement to any Transferee of its Registrable Securities, whereupon such Transferees shall become a party to this Agreement. Any such Transfer of registration rights will be effective upon receipt by the Company of (i) written notice from such Investor stating the name and address of any Transferee and identifying the number of Registrable Securities with respect to which rights under this Agreement are being transferred and the nature of the rights so transferred, and (ii) a Joinder Agreement from such Person to be bound by the terms of this Agreement as an “Investor.” The Company and the transferring Investor will notify the other Investors as to who the Transferees are and the nature of the rights so transferred.

Section 5.03. Additional Parties; Joinder Agreement. Subject to the prior written consent of the Investors holding a majority of the Registrable Securities, the Company may permit any Person who acquires Class A Common Stock (or securities convertible into or exercisable or exchangeable for Class A Common Stock) from the Company after the date hereof to become a party to this Agreement and to succeed to all of the rights and obligations of an “Investor,” as specified in the Joinder Agreement, under this Agreement by obtaining an executed joinder to this Agreement from such Person substantially in the form of Exhibit A attached hereto (a “Joinder Agreement”).

Section 5.04. Amendments; Waiver.

(a) The terms and provisions of this Agreement may be modified or amended only with the written approval of the Company and the Investors holding a majority of the Registrable Securities; provided that any amendment or waiver which adversely affects the economic interests of any Investor hereunder, or increases the obligations of any Investor, disproportionately to other Investors shall require the written consent of such Investor.

(b) Except as expressly set forth in this Agreement, neither the failure nor delay on the part of any party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.

(c) No party shall be deemed to have waived any claim arising out of this Agreement, or any right, remedy, power or privilege under this Agreement, unless the waiver of such claim, right, remedy, power or privilege is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

(d) Any party hereto may unilaterally waive any of its rights hereunder in a signed writing delivered to the Company.

Section 5.05. Third Parties. Other than as provided in Article 4, this Agreement does not create any rights, claims or benefits inuring to any Person that is not a party hereto nor create or establish any third-party beneficiary hereto.

Section 5.06. Governing Law. THIS AGREEMENT AND ITS ENFORCEMENT AND ANY CONTROVERSY ARISING OUT OF OR RELATING TO THE MAKING OR PERFORMANCE OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 5.07. Jurisdiction; Waiver of Jury Trial. Each party hereto hereby (a) agrees that any action, directly or indirectly, arising out of, under or relating to this Agreement shall exclusively be brought in and shall exclusively be heard and determined by either the Supreme Court of the State of New York sitting in Manhattan or the United States District Court for the Southern District of New York, and (b) solely in connection with the action(s) contemplated by subsection (a) hereof, (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction of the courts identified in subsection (a) hereof, (ii) irrevocably and unconditionally waives any objection to the laying of venue in any of the courts identified in clause (a) of this Section 5.07, (iii) irrevocably and unconditionally waives and agrees not to plead or claim that any of the courts identified in such clause (a) is an inconvenient forum or does not have personal jurisdiction over any party hereto and (iv) agrees that mailing of process or other papers in connection with any such action in the manner provided herein or in such other manner as may be permitted by applicable law shall be valid and sufficient service thereof. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM OR ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE SERVICES CONTEMPLATED HEREBY.

Section 5.08. Specific Performance. Each party hereto acknowledges and agrees that in the event of any breach of this Agreement by any of them, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to specific performance of this Agreement without the posting of a bond.

Section 5.09. Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. There are no agreements, representations, warranties, covenants or understandings with respect to the subject matter hereof. This Agreement supersedes all other prior agreements and understandings between the parties with respect to such subject matter.

Section 5.10. Severability. If any provision of this Agreement, or the application of such provision to any Person or circumstance or in any jurisdiction, shall be held to be invalid or unenforceable to any extent, (a) the remainder of this Agreement shall not be affected thereby, and each other provision hereof shall be valid and enforceable to the fullest extent permitted by law, (b) as to such Person or circumstance or in such jurisdiction such provision shall be reformed to be valid and enforceable to the fullest extent permitted by law and (c) the application of such provision to other Persons or circumstances or in other jurisdictions shall not be affected thereby.

Section 5.11. Table of Contents, Headings and Captions. The table of contents, headings, subheadings and captions contained in this Agreement are included for convenience of reference only, and in no way define, limit or describe the scope of this Agreement or the intent of any provision hereof.

Section 5.12. Counterparts. This Agreement and any amendment hereto may be signed in any number of separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one Agreement (or amendment, as applicable).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

COMPANY: Arxis, Inc.

By:
Name:
Title:

SPONSOR INVESTORS: [•]

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT JOINDER

The undersigned is executing and delivering this Joinder Agreement pursuant to the Registration Rights Agreement, dated as of [•], 2026, by and among Arxis, Inc., a Delaware corporation (the “Company”), and the other parties thereto (as amended and restated, restated, amended, supplemented or otherwise modified from time to time, the “Registration Rights Agreement”). Capitalized terms used, but not defined, in this Joinder Agreement shall have the meanings ascribed to them in the Registration Rights Agreement.

By executing and delivering to the Company this Joinder Agreement, the undersigned hereby agrees to become a party to the Registration Rights Agreement, to succeed to all of the rights and obligations of an “Investor” and to be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement as though an original party thereto.

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the [___] day of [___________], 20[__].

[NAME]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED TO

Arxis, Inc.

By:
Name:
Title: